EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Amendment No. 1 to the Annual Report on Form 20-F/A for the fiscal year ended November 26, 2005 (the “Report”) by Novamerican Steel Inc. (the “Company”), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•       the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

•       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. Bryan Jones
Name: D. Bryan Jones
Title: Chief Executive Officer